AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 2005.

SECURITIES ACT FILE NO. 333-124548

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14/A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 1	☐

GREENWICH STREET SERIES FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

SMITH BARNEY FUND MANAGEMENT LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

BURTON M. LEIBERT, ESQ. DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL SMITH BARNEY FUND MANAGEMENT LLC
WILLKIE FARR & GALLAGHER LLP	300 FIRST STAMFORD PLACE
787 SEVENTH AVENUE	STAMFORD, CT 06902
NEW YORK, NY 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:    Registrant proposes that pursuant to Rule 485(b) under the Securities Act of 1933, as amended, the Registration Statement become effective on the filing hereof.

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

GREENWICH STREET SERIES FUND

Salomon Brothers Variable All Cap Value Fund

125 Broad Street New York, New York 10004

June 8, 2005

Dear Variable Annuity Contract Owner:

Shares of Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”) of Greenwich Street Series Fund (“Greenwich Fund”) have been purchased at your direction by IDS Life Insurance Company and IDS Life Insurance Company of New York through one or more of their separate accounts to fund benefits payable under your variable annuity contract (“variable contract”). IDS Life Insurance Company and IDS Life Insurance Company of New York as the shareholders of record and legal owners of those separate accounts, have been asked to approve a Plan of Reorganization (the “Plan”) whereby the Acquired Fund will be combined with and into Fundamental Value Portfolio (the “Acquiring Fund”), also a series of Greenwich Fund in a tax-free reorganization (the “Reorganization”). As an owner of a variable contract with an interest in one or more of those separate accounts, IDS Life Insurance Company and IDS Life Insurance Company of New York are asking you for instructions as to how to vote the shares of the Acquired Fund that are attributable to your variable contract. For simplicity, in the attached prospectus/proxy statement you may be referred to as “the shareholder” since your vote and the votes of other contract owners who have instructed IDS Life Insurance Company or IDS Life Insurance Company of New York to invest in the Acquired Fund, will determine whether each proposal will be approved or adopted.

If the Plan is approved and consummated for the Acquired Fund, the separate account(s) in which you have an interest will own shares of the Acquiring Fund instead of shares of the Acquired Fund. Each separate account will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund owned by the separate account before the reorganization.

Your Vote is Important!

You may transfer all or a part of your interest in the Acquired Fund as provided in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Greenwich Fund’s Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders, and indirectly the underlying contract owners of the Acquired Fund, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Board recommends that you read the enclosed materials carefully and then instruct IDS Life Insurance Company or IDS Life Insurance Company of New York to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call PFPC Inc. at 877-456-6399.

Respectfully,

R. Jay Gerken Chairman of the Board, President and Chief Executive Officer

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GREENWICH STREET SERIES FUND

Salomon Brothers Variable All Cap Value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”), a series of Greenwich Street Series Fund (the “Greenwich Fund”), will be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022, on July 1, 2005, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve a Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund in exchange for shares of Fundamental Value Portfolio, a series of Greenwich Fund (the “Acquiring Fund”), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) distribution to shareholders of the Acquired Fund of such shares of the Acquiring Fund in liquidation of the Acquired Fund and cancellation of the Acquired Fund’s outstanding shares and (iii) the subsequent termination of the Acquired Fund as a series of Greenwich Fund.

PROPOSAL 2:	To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

Shares of the Acquired Fund may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts (“variable contracts”). Each insurance company that through its separate accounts owns shares of the Acquired Fund, hereby solicits the owners of the variable contracts with interests in those separate accounts for instructions as to how to vote at the Special Meeting of Shareholders and agrees to vote at the Special Meeting of Shareholders and at any adjournment thereof the shares of the Acquired Fund held by those separate accounts in accordance with those instructions. The Board of Trustees of Greenwich Fund recommends that you vote in favor of Proposal 1.

The attached Prospectus/Proxy Statement describes the proposal. A copy of the Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on June 3, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Greenwich Fund. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed voting instructions or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees

/s/    ROBERT I. FRENKEL

Robert I. Frenkel

Secretary

June 8, 2005

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated June 8, 2005 relating to this Prospectus/Proxy Statement and the Reorganization are included herewith.

1.	The Statement of Additional Information for Salomon Brothers Variable All Cap Value Fund, dated April 30, 2005, as supplemented to the date hereof. (File Numbers: 033-40603; 811-06310)

2.	The Statement of Additional Information for Fundamental Value Portfolio, dated April 30, 2005, as supplemented to the date hereof. (File Numbers: 033-40603; 811-06310)

3.	Annual Report of Salomon Brothers Variable All Cap Value Fund for the year ended December 31, 2004. (File Numbers: 033-40603; 811-06310)

4.	Annual Report of Fundamental Value Portfolio for the year ended December 31, 2004. (File Numbers: 033-40603; 811-06310)

Questions and Answers Concerning the Combination of the

Salomon Brothers Variable All Cap Value Fund with and into

Fundamental Value Portfolio

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of Fundamental Value Portfolio, on or about July 8, 2005 (the “Closing Date”), and will no longer be a shareholder of Salomon Brothers Variable All Cap Value Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of beneficial interest of Fundamental Value Portfolio with an aggregate net asset value equal to the aggregate net asset value of your investment in Salomon Brothers Variable All Cap Value Fund at the time of the closing of the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of Fundamental Value Portfolio, you may transfer all or a part of your interest in your contract to another available investment option at the then current net asset value per share on each day the Acquired Fund is open for business.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for the reorganization?

The reorganization will allow shareholders of Salomon Brothers Variable All Cap Value Fund to remain invested in a fund that concentrates its investments in common stocks and common stock equivalents of large, well-known companies, but has better historical performance and a lower total expense ratio.

Do the Funds have similar investment objectives?

Yes. Salomon Brothers Variable All Cap Value Fund and Fundamental Value Portfolio (the “Funds”) both seek long-term growth of capital, with a secondary investment objective of current income. Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when their respective managers believe such smaller companies offer more attractive value opportunities.

The Fundamental Value Portfolio and Salomon Brothers Variable All Cap Value Fund are “diversified” funds, and Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), the managers, respectively, seek to diversify the risks of each Fund’s investments by holding securities of a number of different companies. However, the investment strategies and limitations of each Fund (and their related risk characteristics) are NOT identical. For more information regarding the similarities and differences between the two Funds, please refer to the attached Prospectus/Proxy Statement.

Will my expenses change as a result of the reorganization?

Although combined advisory and administrative fees for Salomon Brothers Variable All Cap Value Fund are lower than for Fundamental Value Portfolio, the total expenses (including fees for advisory or administrative services) of an investment in Fundamental Value Portfolio currently are substantially lower than the total expenses of an investment in Salomon Brothers Variable All Cap Value Fund. This is because Fundamental Value Portfolio incurs significantly lower “other expenses” due in part to economies of scale realized because of Fundamental Value Portfolio’s larger asset size. Fundamental Value Portfolio’s other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed. Therefore, there is no assurance that total expenses for current shareholders of Salomon Brothers Variable All Cap Value Fund will decline as a result of the proposed reorganization.

What are the tax consequences of the proposed reorganization?

The proposed reorganization will generally not be a taxable event.    Shareholders will not recognize gain or loss as a direct result of the proposed reorganization.

How does the Board of Trustees recommend I vote?

The Board recommends that you vote FOR the reorganization. The Board believes the reorganization is in the best interest of Salomon Brothers Variable All Cap Value Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote—and its timeliness—are also important. Please complete, sign and return the enclosed instruction form today! Or, you may vote by telephone, by fax or through the Internet.

Please note if you sign and date your instruction form, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

How can I vote my shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed instruction form;

•	By telephone, with a toll-free call to the telephone number that appears on your instruction form or, if no toll-free telephone number appears on your instruction form, to 1-800-690-6903;

•	By faxing the enclosed instruction form to 1-877-226-7171;

•	Through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or

•	In person at the Special Meeting.

PROSPECTUS/PROXY STATEMENT

dated June 8, 2005

GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

1-800-451-2010

RELATING TO THE ACQUISITION BY FUNDAMENTAL VALUE PORTFOLIO (THE “ACQUIRING FUND”), A SERIES OF GREENWICH STREET SERIES FUND (“GREENWICH FUND”) OF THE ASSETS OF SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (THE “ACQUIRED FUND”), A SERIES OF GREENWICH FUND (THE ACQUIRED FUND AND ACQUIRING FUND, COLLECTIVELY, THE “FUNDS”).

General.    This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by the Acquiring Fund. In exchange for the transfer of assets of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”), the Acquiring Fund will issue to the shareholders of the Acquired Fund shares of beneficial interest of the Acquiring Fund in complete liquidation of the Acquired Fund, and the Acquired Fund would be terminated as a series of Greenwich Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on a Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

The Acquired and Acquiring Fund are each a series of Greenwich Fund, an open-end management investment company. The investment objectives and policies of the Acquired Fund are compared to those of the Acquiring Fund in this Proxy Statement/Prospectus.

Shares of the Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts (the “variable contracts”). As of the record date for the Meeting, the IDS Life Insurance Company and IDS Life Insurance Company of New York, on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and related subaccounts (collectively, the “separate accounts”), are the legal owners of 100% of the shares of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IDS Life Insurance Company and IDS Life Insurance Company of New York shall vote all shares of the Acquired Fund with respect to the Plan of Reorganization in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Acquired Fund (collectively, the “contract owners”). Accordingly, IDS Life Insurance Company and IDS Life Insurance Company of New York are furnishing this Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to approve the Plan of Reorganization.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a contract owner should know in considering the Reorganization. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated April 30, 2005 (File Numbers: 033-40603; 811-06310), as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund’s annual report to shareholders for the year ended December 31, 2004 (File Numbers: 033-40603; 811-06310), which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the prospectus for the Acquired Fund, dated April 30, 2005, and the annual report to shareholders for the year ended December 31, 2004 (File Numbers: 033-40603; 811-06310), each of which is included herewith and incorporated herein by reference.

A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated June 8, 2005 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is included herewith and is incorporated by reference into this Prospectus/Proxy Statement. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund and Acquiring Fund has been provided by, and is included herein in reliance upon, Greenwich Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investments in the Acquiring Fund, as with any mutual funds, are subject to risk—including the possible loss of principal. Shares in the Acquiring Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

PROPOSAL 1: APPROVAL OF PLAN OF REORGANIZATION

The Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund and Acquiring Fund (collectively, the “Funds”), including all of the Trustees who are not “interested persons” of such Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Non-Interested Trustees”), approved on April 15, 2005, a Plan of Reorganization (the “Plan”). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; (b) the distribution of the Acquiring Fund’s shares of beneficial interest to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund’s outstanding shares; and (c) the termination of the Acquired Fund as a series of Greenwich Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the “Closing”), that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on July 8, 2005 or on such later date as the parties may agree in writing (the “Closing Date”).

SYNOPSIS

The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

Introduction.    If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Reorganization has been proposed because it will allow shareholders of the Acquired Fund to remain invested in a fund that concentrates its investments in common stock and common stock equivalents of companies the manager believes are undervalued in the marketplace, but has better historical performance and a lower total expense ratio.

Proposed Reorganization.    Contemporaneously with the transfer of the Acquired Fund’s assets to the Acquiring Fund, the Acquiring Fund will issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets of the Acquired Fund.

For the reasons described below under “The Proposed Reorganization-Reasons for the Proposed Reorganization,” the Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, including the Non-Interested Trustees, has concluded the following:

—	the Reorganization is in the best interests of the Acquired Fund; and

—	the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Accordingly, the Board of Trustees of Greenwich Fund recommends approval of the Plan. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmitting the Plan for shareholder approval or termination and liquidation of the Acquired Fund.

Investment Manager.    The Acquired Fund and Acquiring Fund are managed by Salomon Brothers Asset Management Inc (“SaBAM”) and Smith Barney Fund Management LLC (“SBFM”), respectively, both affiliates of Citigroup Global Markets Inc. (“CGM”). The Acquiring Fund is managed by John G. Goode and the Acquired Fund by John G. Goode and Peter Hable. See “Investment Management Fees and Expenses.”

Distribution of Shares and Other Services.    Each of the Fund’s shares are sold exclusively to separate accounts of insurance companies to fund the variable contracts issued by those companies. A separate account buys or sells shares of a Fund based on (i) a contract owner’s instruction to invest or receive back money under the variable contract (such as making a purchase payment or surrendering a contract) and (ii) the operation of a variable contract itself (such as the deduction of fees and charges). See “Distribution of Shares and Other Services.”

Both Funds have the same custodian, transfer agent and independent registered public accounting firm. Both Funds have a distribution agreement with CGM and a sub-transfer agency agreement with PFPC Inc. See “Distribution of Shares and Other Services.”

Purchases and Redemptions.    Purchase and redemption policies set forth in your variable contract will not change as a result of the Reorganization. See “Purchases, Redemption and Exchange Information.”

Tax Consequences.    The Acquired Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund as a result of the Reorganization and no gain or loss will generally be recognized by the shareholders of the Acquired Fund as a result of their exchange of shares pursuant to the Reorganization. See “The Proposed Reorganization—Federal Income Tax Consequences.”

Comparison of Investment Objectives and Policies.    The investment objective of the Acquiring Fund and Acquired Fund is long-term growth of capital. Current income is a secondary consideration of both Funds.

Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. While both Funds’ managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when the Funds’ managers believe such smaller companies offer more attractive value opportunities. The Acquiring Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Acquired Fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities.

Each Fund may invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (Moody’s), the Standard & Poor’s Division of The McGraw-Hill Companies Inc. (“S&P”) or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the adviser to be of comparable quality (commonly known as “junk bonds”). However, the Acquired Fund may not invest in securities rated below B by Moody’s, S&P (or the equivalent by another NRSRO).

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

Additional investment objectives and policies, and differences between the Funds’ investment objectives and policies are discussed under “Principal Investments and Risk Factors.”

ANNUAL FUND OPERATING EXPENSES

The actual expenses of the Acquiring Fund and the Acquired Fund as of December 31, 2004 and pro forma expenses following the proposed Reorganization are set forth below. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the Acquiring Fund with total expenses that are currently 0.68% lower than those of the Acquired Fund. This table does not reflect fees and expenses incurred at the variable product level; if they were reflected, the overall costs would be higher.

	Salomon Brothers Variable All Cap Value Fund (Acquired Fund) (Class I)	Fundamental Value Portfolio (Acquiring Fund)	Fundamental Value Portfolio (Pro Forma)
Shareholder Fees (fees paid directly from the shareholder’s investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A	N/A	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	N/A	N/A	N/A
Annual fund operating expenses (expenses deducted from Fund assets)
Advisory and administration fees	0.65%	0.75%*	0.75%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.80%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.45%	0.77%	0.77%

*	The fund has a fee schedule payable that reduces the advisory and administration fee payable as follows: 0.550% and 0.200% up to $1.5 billion; 0.500% and 0.200% on the next $0.5 billion; 0.490% and 0.160% on the next $0.5 billion; 0.460% and 0.140% on the next $1 billion and 0.300% and 0.120% on assets over $3.5 billion.

Examples

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. This example does not reflect fees and expenses incurred at the variable product level; if they were reflected, the figures in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fundamental Value Portfolio	$79	$246	$428	$954
Salomon Brothers Variable All Cap Value Fund	$148	$459	$792	$1,735
Fundamental Value Portfolio (Pro Forma)	$79	$246	$428	$954

Examples should not be considered representations of past or future expenses. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the fees and expenses.

PRINCIPAL RISK FACTORS

Because of their common focus on common stocks and common stock equivalents, the Funds are exposed to substantially identical risks. The following summarizes those principal investment policies and risk factors.

Investors could lose money on their investment in a Fund, or a Fund may not perform as well as other investments, if:

•	Stock prices decline generally

•	The manager’s judgment about attractiveness, value or potential appreciation of a particular stock proves to be incorrect

•	An adverse event, such as negative press reports about a company in which the Fund invests, depresses the value of the company’s stock

•	The markets strongly favor growth stocks over stocks with value characteristics

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

Compared to large companies, small and medium capitalization companies are more likely to have:

•	More limited product lines

•	Fewer capital resources

•	More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

•	Experience sharper swings in market values

•	Be harder to sell at times and at prices the manager believes appropriate

•	Offer greater potential for gains and losses

Below investment grade bonds, which are commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make payments of principal or interest.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Smaller capitalized companies many involve greater risks, such as limited product lines, markets and financial or managerial resources.

Additional risk factors are discussed under “Principal Objectives and Risk Factors.”

INVESTMENT MANAGEMENT FEES AND EXPENSES

Greenwich Fund, on behalf of the Acquired Fund and Acquiring Fund, retains SaBAM and SBFM, respectively, pursuant to separate contracts, to manage the daily investment and business affairs of the Acquired Fund and the Acquiring Fund, respectively, subject to the policies established by the Board of Trustees of Greenwich Fund. Each Fund pays its own expenses, including the investment management fees. Shareholders pay no direct charges or fees for investment services.

SaBAM’s and SBFM’s address is 399 Park Avenue, New York, New York 10022. SaBAM, SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM and SBFM each select the investments and oversee the operations of the Acquired Fund and Acquiring Fund, respectively.

Under an investment advisory and administrative agreement, the Acquiring Fund pays SBFM an annual fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total
Up to $1.5 billion	0.55%	0.20%	0.75%
Next $0.5 billion	0.50%	0.20%	0.70%
Next $0.5 billion	0.49%	0.16%	0.65%
Next $1 billion	0.46%	0.14%	0.60%
Over $3.5 billion	0.30%	0.12%	0.42%

The Board was informed that shareholders of the Acquired Fund may benefit from lower total operating expenses as a result of the Reorganization. Although for the fiscal year ending December 31, 2004, the Acquiring

Fund and Acquired Fund had combined advisory and administrative fees of 0.75% and 0.65%, respectively, for the fiscal year ending December 31, 2004 the Acquiring Fund and Acquired Fund had total expenses of 0.77% and 1.45%, respectively. The Acquiring Fund paid significantly lower “other expenses” due to the economies of scale recognized because of the Acquiring Fund’s larger asset size. The Acquiring Fund’s other expenses are anticipated to remain at comparable levels following the proposed Reorganization, however, this cannot be guaranteed. Therefore, there is no guarantee that total expenses for current shareholders of the Acquired Fund will decline as a result of the proposed Reorganization. See “Investment Management Fees and Expenses” and “Annual Fund Operating Expenses.”

In addition, given the limited number of insurance contracts that provide for investment in the Acquired Fund, SBFM and SaBAM believe it is unlikely that the assets of the Acquired Fund will increase to a level at which it will realize certain economies of scale necessary to reach the lower expense ratio incurred by the Acquiring Fund.

The investment advisory fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2004 was $4,417,856. The administrative fee paid by the Acquiring Fund to SBFM for the fiscal year ended December 31, 2004 was $1,606,493. For the fiscal year ended December 31, 2004, the Acquiring Fund paid combined investment advisory and administrative fees at the effective rate of 0.75% of its average daily net assets.

The Acquired Fund pays investment advisory and administrative fees to SaBAM and SBFM, respectively, at the combined rate of 0.65% of the Acquired Fund’s average daily net assets. For the fiscal year ended December 31, 2004, the Acquired Fund paid investment management fees of $22,413 to SaBAM. For the fiscal year ended December 31, 2004, the Acquired Fund paid administrative fees of $9,961 to SBFM. For the fiscal year ended December 31, 2004, the Acquired Fund paid combined investment advisory and administrative fees at the effective rate of 0.65% of its average daily net assets.

John G. Goode of SBFM and SaBAM is the portfolio manager of the Acquiring Fund and Acquired Fund and has been responsible for day-to-day management of both Funds since 2001. Mr. Goode is an investment officer of SBFM and SaBAM and a managing director of CGM. Mr. Goode joined Citigroup or its predecessor firms in 1969.

Peter Hable of SaBAM co-manages the Acquired Fund with John G. Goode. Mr. Hable is an investment officer of SaBAM and has been senior portfolio manager responsible for the day-to-day management of the Acquired Fund since 2001. Mr. Hable joined Citigroup or its predecessor firms in 1983.

The manager’s discussion of fund performance of the Acquiring Fund for the fiscal year ended December 31, 2004 is included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2004, a copy of which accompanies this Prospectus/Proxy Statement.

Each Fund’s total expense ratio (total annual operating expenses as a percentage of average net assets) for its shares as of December 31, 2004 is set forth above under “Annual Fund Operating Expenses.” SBFM projects that if the proposed Reorganization were effected during its fiscal year ending December 31, 2005, the total expense ratio for the Acquired Fund would decline for the fiscal year ending December 31, 2005. The actual expense ratio for the Acquiring Fund for the year ending December 31, 2005 may be higher or lower than as set forth above, depending upon the Acquiring Fund’s performance, general stock market conditions, sales and redemptions of the Acquiring Fund’s shares and other factors.

DISTRIBUTION OF SHARES AND OTHER SERVICES

CGM, a subsidiary of Citigroup, serves as distributor of the Acquiring Fund pursuant to a written agreement (the “Distribution Agreement”).

Each of the Fund’s shares are sold exclusively to separate accounts of insurance companies to fund the variable contracts issued by those companies. A separate account buys or sells shares of a Fund based on (i) a contract owner’s instruction to invest or receive back money under the variable contract (such as making a purchase payment or surrendering a contract) and (ii) the operation of a variable contract itself (such as the deduction of fees and charges).

SBFM or SaBAM may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. SBFM or SaBAM may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by SBFM or SaBAM and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

You may not purchase shares of any Fund directly. You can only invest in a Fund by purchasing a variable contract offered by a participating insurance company and directing the allocation of part or all of your premium payments to a separate account that invests in a Fund as permitted under your variable contract. The terms of your variable contract will not change as a result of the Reorganization.

The Funds do not impose any minimum initial or subsequent investment requirements but your variable contract may.

Insurance company separate accounts may sell Fund shares to generate cash to meet various obligations under variable contracts. You should read your variable contract to find out how you may withdraw from or cancel your variable contract, what surrender fees or expenses you may incur and whether you may be taxed on the amount of any withdrawal, including any penalty tax. The terms of your variable contract will not change as a result of the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of any Fund that paid the dividend or distribution, unless the shareholder instructs a Fund to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities a Fund portfolio holds, is distributed to the shareholders of the Fund annually.

Capital Gains.    Distributions of any net realized capital gains of the Funds will be paid annually shortly after the close of the fiscal year in which they are earned.

If the Plan is approved by the Acquired Fund’s shareholders, then as soon as practicable before the Closing Date, the Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

PRINCIPAL INVESTMENTS AND RISK FACTORS

General.    As described above, the Acquired Fund and the Acquiring Fund have identical investment objectives, and pursue their objectives in a similar, but not identical manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the Fund’s prospectus dated April 30, 2005, as supplemented from time to time, a copy of which is included herewith, in the Statement of Additional Information of the Acquiring Fund, dated April 30, 2005, as supplemented from time to time, and in the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated June 8, 2005 (relating to the proposed Reorganization), both of which are included herewith and are incorporated herein by reference. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

Comparison of Investment Objectives and Policies.    The investment objective of the Acquiring Fund and Acquired Fund is long-term growth of capital. Current income is a secondary consideration of both Funds.

Both Funds invest in common stock and common stock equivalents of companies their respective managers believe are undervalued in the marketplace. While both Funds’ managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. Both Funds generally invest in securities of large, well-known companies but may also invest a significant portion of their assets in securities of small to medium-sized companies when the Funds’ managers believe such smaller companies offer more attractive value opportunities. The Acquiring Fund may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. The Acquired Fund may invest in non-dividend paying stocks and may invest up to 35% of its assets in debt securities.

Each Fund may invest up to 10% of its assets in securities rated less than investment grade by Moody’s, S&P or the equivalent by another NRSRO or, in unrated securities deemed by the adviser to be of comparable quality (commonly known as “junk bonds”). However, the Acquired Fund may not invest in securities rated below B by Moody’s, S&P (or the equivalent by another NRSRO).

Each Fund may lend its portfolio securities, invest in repurchase agreements, enter into short sales against the box and short sales of Exchange Traded Funds.

The Acquiring Fund and Acquired Fund may, as a cash management tool, hold up to 35% and 20%, respectively, of the value of their total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The Acquiring Fund and Acquired Fund may invest up to 15% and 10%, respectively, of the value of their net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Each Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. Each Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

The Acquired Fund may enter into reverse repurchase agreements, purchase and sell securities on a when-issued or delayed delivery basis, and enter into interest rate futures contracts and related options.

Both Funds can purchase options on securities. The Acquiring Fund expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Acquiring Fund expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market. The Acquiring Fund may write call and buy put options on stock indexes. The Acquired Fund may write covered options on securities.

Each Fund has adopted substantially similar fundamental investment restrictions with respect to its status as a “diversified company”; borrowing money; engaging in the business of underwriting securities; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; making loans; not investing more than 25% of its total assets in securities, the issuers of which conduct their principal activities in the same industry; and issuing senior securities. Each Fund’s fundamental investment restrictions may not be changed without the approval of that Fund’s shareholders. The Funds have adopted several non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, with respect to investing in oil, gas or other mineral exploration or development programs; purchasing any securities on margin; purchasing, writing or selling puts, call, straddles, spreads or combinations thereof, except as permitted under the Fund’s investment goals and policies; purchasing restricted securities, illiquid securities or other securities that are not readily marketable except as permitted under the Fund’s investment goals and policies; investing in time deposits maturing in more than seven calendar days except as permitted under the Fund’s investment goals and policies; purchasing securities in companies if a Fund would have more than 5% of its total assets invested in securities of companies that have been in continuous operations for less than three years; making investments for the purpose of exercising control or management; and investing in warrants except as permitted under a Fund’s investment goals and policies.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

Investments, Practices and Risks.    Listed below is more information on the Funds’ investments, practices and related risks.

Equity Securities.    Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

The Funds may invest up to 10% of their assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. As a shareholder of another investment company, the Funds would bear, along with other shareholders, the pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.

Fixed Income Investments.    Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit quality of fixed income securities. If a security receives different ratings, a Fund will treat the securities as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. The Fund’s credit standards also apply to counterparties to other-the counter (“OTC”) derivative contracts.

Below investment grade securities. Securities are below investment grade if:

•	They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities;

•	They have received comparable short-term ratings; or

•	They are unrated securities the manager believes are of comparable quality to below investment grade securities

Lower-quality fixed income securities.    High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Foreign Securities Investments.    An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets. Foreign securities may be less liquid than U.S. securities.

Derivatives And Hedging Techniques.    Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of a Fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	To enhance return

Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

Investing in Small and Medium Capitalization Companies.    Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an Adviser considers appropriate.

Other Risk Factors

Portfolio Risk.    Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position.    A Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover.    A Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

Selection Process.    The manager of each Fund employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company’s near term outlook which the manager believes will accelerate earnings or improve the value of the company’s assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

When evaluating an individual stock, the managers of the each Fund look for:

•	low market valuations measured by the manager’s valuation models

•	positive changes in earnings prospects because of factors such as:

•	new, improved or unique products and services,

•	new or rapidly expanding markets for the company’s products,

•	new management,

•	changes in the economic, financial, regulatory or political environment particularly affecting the company,

•	effective research, product development and marketing, and

•	a business strategy not yet recognized by the marketplace.

THE PROPOSED REORGANIZATION

Description of the Plan.    As stated above, the Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the Acquiring Fund issuing to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will be terminated as a series of Greenwich Fund and its issued and outstanding shares will be cancelled.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder’s account with the Acquiring Fund will be substantially similar in all material respects to the account currently maintained by the Acquired Fund’s sub-transfer agent for such shareholder.

The obligations of Greenwich Fund, on behalf of the Acquired Fund, and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the Commonwealth of Massachusetts as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan) notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund’s shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

Citigroup Asset Management or its affiliates will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $50,000. PFPC Inc. has been retained to solicit proxies, at an estimated fee of $4,500.

Under the laws of the Commonwealth of Massachusetts, shareholders of an Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

REASONS FOR THE PROPOSED REORGANIZATION

Prior to a meeting of Greenwich Fund’s Board of Trustees held on April 15, 2005, the Trustees, including all of the Non-Interested Trustees, were presented with materials discussing the benefits that would accrue to the shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Trustees, who were advised by independent counsel. For the reasons discussed below, the Board of Trustees of Greenwich Fund, including all of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization.

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of the Acquired Fund (1) an identical investment objective and investment focus, (2) a history of stronger performance, and (3) lower total expenses.

SBFM and SaBAM advised the Board that at April 5, 2005 the Funds held the securities of 87 issuers in common. Such overlapping issuers represented 80.35% of the Acquiring Fund’s and 93.23% of the Acquired Fund’s total net assets (including cash). It is anticipated that the overlapping securities will be retained by the Acquiring Fund after the reorganization.

The Board was advised that the Acquiring Fund had substantially outperformed the Acquired Fund over the period during which both Funds have been in existence through December 31, 2004. In addition, the Board was also advised that the Acquiring Fund had outperformed the S&P 500 Index over the five- and ten-year periods ending December 31, 2004. The Board recognized that past performance provides no assurance of future performance. See “Capitalization and Performance.”

The Board recognized that although combined advisory and administrative fees for the Acquired Fund are lower than for the Acquiring Fund, the total expenses (including fees for advisory or administrative services) of an investment in the Acquiring Fund currently are substantially lower than the total expenses of an investment in the Acquired Fund. This is because the Acquiring Fund incurs significantly lower “other expenses” due in part to economies of scale realized because of the Acquiring Fund’s larger asset size. The Acquiring Fund’s other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed. Therefore, there is no assurance that total expenses for current shareholders of the Acquired Fund will decline as a result of the proposed reorganization.

Having determined that it was necessary to address the small size and continued underperformance of the Acquired Fund, the Board considered alternatives to the proposed Reorganization, such as a liquidation or restructuring with different investment policies, but decided that the Reorganization is the best alternative for shareholders.

After the Reorganization, the contract owners who invest, through separate accounts, in the Funds will be afforded the same contract rights they currently have under their variable contracts, including surrender and other transfer rights, with respect to amounts invested under those contracts. The Reorganization will take place at net asset value and will not increase or decrease the amount of the contract value of any variable contract. The Reorganization will not impose any additional fees on contract owners nor will the Reorganization have any effect on the charges currently imposed under the variable contracts. Contract owners will not bear any added cost or expense as a result of the Reorganization. In addition, the Reorganization will in no way change whatever tax benefits the contract owners currently enjoy and will not result in any adverse federal income tax consequences for any separate account or contract owner. Finally, the Reorganization will in no way alter the benefits enjoyed by contract owners or the contractual obligations of the insurance companies that issued those contracts.

In approving the proposed Reorganization and recommending its approval by shareholders of the Acquired Fund, the Board of Trustees considered a number of factors, including the following:

(1) the effect of the Reorganization on the total annual operating expenses of the Acquired Fund’s shareholders;

(2) the identical investment objectives of the Funds and their focus on large, well-known companies;

(3) the historical performance records of the Acquiring and the Acquired Funds;

(4) the potential for increased economies of scale and other efficiencies as a result of the Reorganization;

(5) the tax-free nature of the Reorganization;

(6) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests; and

(7) the fact that the expenses of the Reorganization will be paid by Citigroup Asset Management or an affiliate.

VOTING INFORMATION

General Information

The Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the Acquired Fund at which shareholders will be asked to consider and approve the proposed Plan with respect to the Acquired Fund of which such shareholder own shares. All of the shareholders of the Acquired Fund are insurance company separate accounts.

With respect to shares of the Acquired Fund owned by an insurance company separate account, the insurance company will vote the shares of such Acquired Fund at the Special Meeting in accordance with the voting instructions received from the contract owners that have interests in that separate account. Each insurance company may, except as prohibited by law, vote shares attributable to variable contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

It is expected that the solicitation of proxies and voting instructions will be primarily by mail. Officers and service contractors of the Acquired Fund and Acquiring Fund and insurance companies may also solicit proxies and voting instructions by telephone or otherwise. Contract owners may vote (1) by mail, with the enclosed instruction form; (2) by telephone, with a toll-free call to the telephone number that appears on your instruction form or, if no toll-free telephone number appears on your instruction form, to 1-800-690-6903; (3) by faxing the enclosed instruction form to 1-877-226-7171; (4) through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or (5) in person at the Special Meeting.

Contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation or subsequently executed voting instructions, or by attending the Special Meeting and voting in person. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified in the proxy or voting instruction form or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

Quorum; Vote Required to Approve Proposal

The holders of a majority of the outstanding shares entitled to vote of the Acquired Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken if a quorum is present and sufficient votes have been received for approval.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Plan must be approved by the vote of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Acquired Fund, whichever is less. Abstentions will have the effect of a “no” vote on the proposal to approve the Plan.

Outstanding Shareholders

Holders of record of the shares of the Acquired Fund at the close of business on June 3, 2005 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share (and a proportionate fractional vote for each fractional share) on all business of the Special Meeting. As of June 3, 2005, there were 1,258,897.137 outstanding shares of the Acquired Fund entitled to vote.

All shares of the Acquired Fund and the Acquiring Fund are owned of record by insurance company separate accounts for the benefit of contract owners. No contract owner had, as of the Record Date, voting authority over as much as 5% of any Funds’ shares. The insurance company separate accounts that own shares of the Funds do not have an economic interest in the Funds.

Listed below are the name, address and share ownership of each person known to the Acquired Fund to own 5% or more of the shares of the Acquired Fund as of the Record Date. The table also indicates the percentage of the Acquired Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post-Reorganization
IDS Life Insurance Corp. Separate Account AGI 222 AXP Financial Center Minneapolis, MN 55474	97.6%	less than 1%

Listed below are the name, address and share ownership of each person known to the Acquiring Fund to own 5% or more of the Acquiring Fund as of the Record Date. The table also indicates the percentage of the Acquiring Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post-Reorganization
Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027	65.6%	65.2%

Travelers Insurance Company Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027	33.5%	33.3%

As of June 3, 2005, the officers and Trustees of Greenwich Fund as a group owned less than 1% of the Acquired Fund’s and Acquiring Fund’s outstanding shares.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

General.    Each Fund is a diversified series of the Greenwich Fund, a business trust organized under the laws of the Commonwealth of Massachusetts on May 31, 1991, which is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of beneficial interest with only one class. The Acquired Fund currently offers shares of beneficial interest classified into two classes: Class I and Class II; however, no Class II shares are outstanding. Because the Acquired Fund and Acquiring Fund are part of the same Trust, the Greenwich Fund, they have the same rights, privileges and preferences.

Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of such Fund. Shareholders are entitled to one vote for each share held (and a proportionate fractional vote for each fractional share) on matters on which they are entitled to vote.

Voting Rights.    The Greenwich Fund offers shares of each Fund only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Funds, and under the 1940 Act, is deemed to be in control of these Funds. Nevertheless, with respect to any shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund to the extent required by law. Shares of the Greenwich Fund attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

The Funds are not required to hold annual shareholder meetings.

Board.    The Master Trust Agreement of the Funds provides that the term of office of each Trustee shall be from the time of his or her election and qualification until the termination of the Trust or until such Trustee dies, resigns or is removed. Any Trustee of the Greenwich Fund may be removed (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding. Vacancies on the Board of Trustees of the Greenwich Fund (including ones arising from an increase in the number of Trustees) shall be filled by a vote of the majority of the remaining Trustees, provided that no vacancy or vacancies shall be filled by action of the remaining Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees then holding office shall have been elected by the stockholders of the Greenwich Fund.

Liquidation or Termination.    In the event of the liquidation or termination of a Fund, the shareholders of the Fund are entitled to receive, when and as declared by the Board of Trustees, the excess of the assets over the liabilities belonging to that Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

Liability of Trustees.    To protect the Trustees against such liability, the Master Trust Instrument provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Greenwich Fund, or any act or omission of any other Trustee; and (2) the Greenwich Fund shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith. Furthermore, nothing in the Master Trust Instrument protects a Trustee against any liability to the Greenwich Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Rights of Inspection.    Massachusetts law permits any shareholder of either Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

Shareholder Liability.    Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Master Trust Instrument disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Master Trust Instrument provides for indemnification from a Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations, a possibility that the Fund’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of a Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Shares of the Acquiring Fund issued to the holders of shares of the Acquired Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

The foregoing is only a summary of certain characteristics of the operations of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the

Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each the Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

As long as the contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the Reorganization, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for contract owners. Contract owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect contract owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

The Acquired Fund normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. The Acquiring Fund intends to distribute its investment company taxable income and any net realized capital gains in December of each year. If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan of Reorganization).

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or contract owner. Shareholders and contract owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

TERMINATION OF SERIES

If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Greenwich Fund, and the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund’s shareholders

(including former shareholders of the Acquired Fund), SBFM will influence the extent and duration to which the Acquired Fund’s portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Acquired Fund’s portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the Fund (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for fiscal year ended December 31, 2004 was 31%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended December 31, 2004 was 30%.

CAPITALIZATION AND PERFORMANCE

Pro Forma Capitalization (Unaudited).    The following table sets forth the unaudited capitalization of the Acquiring Fund and the Acquired Fund as of May 25, 2005, as adjusted giving effect to the Reorganization discussed herein:1

	Acquiring Fund	Acquired Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Net Assets	$859,272,389	$4,354,262		$863,626,651
Net Asset Value Per Share	$20.49	$3.45		$20.49
Shares Outstanding	41,941,687	1,262,368	(1,049,817)	42,154,238

1	Assumes the Reorganization had been consummated on May 25, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

The following tables reflect the average annual total returns of the Acquired Fund and the Acquiring Fund for the one-year, five-year, ten-year and since-inception periods ended December 31, 2004. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The tables assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

	1 Year	5 Years	10 Years
Salomon Brothers Variable All Cap Value Fund—Class I Shares	5.56%	(0.07)%	6.77%
Russell 3000 Index	11.95%	(1.16)%	12.01%
S&P 500 Index	10.87%	(2.30)%	12.07%
Fundamental Value Portfolio	8.22%	6.15%	12.19%
S&P 500 Index	10.87%	(2.30)%	12.07%

OTHER INFORMATION

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the SEC.

Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the SEC at publicinfo@sec.gov. Copies of such material can also be obtained without charge by writing to Greenwich Fund, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

SBFM and certain of the Acquiring Fund’s service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund’s assets increases; the amount of those assets will increase by virtue of the Reorganization.

THE BOARD OF TRUSTEES OF GREENWICH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION

General.    The cost of preparing, printing and mailing the enclosed instruction form and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Citigroup Asset Management or its affiliates.

When the Acquired Fund records proxies by telephone, by fax or through the Internet, they will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

To participate in the Special Meeting, the shareholder may submit the instruction form originally sent with the Prospectus/Proxy Statement by mail or by facsimile, vote the instruction form by mail or through the Internet, or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting. You may revoke your proxy at any time before it is voted.

Proposals of Shareholders.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Greenwich Fund, c/o Greenwich Fund, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting.    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Greenwich Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ ROBERT I. FRENKEL
Robert I. Frenkel
Secretary

INDEX OF EXHIBITS

Exhibit A:	Form of Plan of Reorganization

EXHIBIT A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is dated as of this 1st day of June, 2005, and has been adopted by the Board of Trustees of Greenwich Street Series Fund (the “Trust”) to provide for the reorganization of its Salomon Brothers Variable All Cap Value Fund (the “Acquired Fund”) into its Fundamental Value Portfolio (the “Acquiring Fund”).

A.    BACKGROUND

The Acquired Fund and the Acquiring Fund (individually, a Fund and collectively, the “Funds”) are separate series of the Trust. The Trust is organized as a Massachusetts business trust and is an open-end management investment Company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees of the Trust has determined that it is in the best interests of the Acquired Fund and its respective shareholders to be reorganized through the transfer of all of the Acquired Fund’s assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the “Reorganization”). The Plan is intended to be adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

B.    THE REORGANIZATION

1. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund (collectively, the “assets”), subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the “Assets”) will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the assets of the Acquired Fund will become and be the assets of the Acquiring Fund. In exchange for the transfer of the assets of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional shares of the Acquiring Fund (as contemplated by Section 3 of this Article B) (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on July 8, 2005 or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. Such values shall be computed in the manner set forth in the applicable Fund’s then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. On or as soon as practicable prior to the Closing Date as defined in Section 5 of this Article B, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. At the Closing Date, the Trust will liquidate the Acquired Fund and issue full and fractional shares of the Acquiring Fund to the Acquired Fund’s shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

4. The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

5. The Closing Date for purposes of this Plan shall be the close of business on July 8, 2005, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust.

C.    ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

Prior to the Closing Date and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

1. Approval of this Plan

2. Such other matters as may be determined by the Board of Trustees of the Trust.

D.    CONDITIONS OF THE REORGANIZATION

Consummation of this Plan will be subject to:

1. The approval of the matters referred to in Article C of this Plan by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Acquired Fund, in the manner required by law; and

2. The following additional conditions:

(a) The Trust will have received opinions of Willkie Farr & Gallagher LLP based upon customary representations and assumptions and to the effect that:

(i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable by the Trust; and

(ii) for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon its liquidation; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each the Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for the issuance of Acquiring Fund Shares to the shareholders and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.    MISCELLANEOUS

1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Trustees of the Trust.

3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

4. The expenses incurred in connection with the Reorganization will be borne by Citigroup Asset Management or its affiliates.

5. The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

6. It is expressly agreed that the obligations of the Trust hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of the Trust, but shall bind only the assets and property of the Acquired Funds or the Acquiring Fund series of the Trust, as provided in the Trust’s First

Amended and Restated Master Trust Agreement (the “Master Trust Agreement”), a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Plan has been authorized by the Trustees of the Trust acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund and the Acquiring Fund series of the Trust, as provided in the Trust’s Master Trust Agreement. The Master Trust Agreement provides, and it is expressly agreed, that each of the Acquired Fund and the Acquiring Fund shall be solely and exclusively responsible for the payment of its respective liabilities and that no other series of the Trust shall be responsible for the same.

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, New York 10004 1-800-451-2010

June 8, 2005

RELATING TO THE ACQUISITION BY FUNDAMENTAL VALUE PORTFOLIO (THE “ACQUIRING FUND”), A SERIES OF GREENWICH STREET SERIES FUND (“GREENWICH FUND”) OF THE ASSETS OF SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (THE “ACQUIRED FUND”), A SERIES OF GREENWICH FUND.

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, a series of Greenwich Funds, to the Acquiring Fund, also a series of Greenwich Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information for the Acquiring Fund, dated April 30, 2005. (File Numbers: 033-40603; 811-06310)

2.	Statement of Additional Information of the Acquired Fund, dated April 30, 2005. (File Numbers: 033-40603; 811-06310)

3.	Annual Report of the Acquiring Fund for the year ended December 31, 2004. (File Numbers: 033-40603; 811-06310)

4.	Annual Report of the Acquired Fund for the year ended December 31, 2004. (File Numbers: 033-40603; 811-06310)

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 8, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Reports of the Acquired Fund and Acquiring Fund for the fiscal year ended December 31, 2004 are included herewith and are incorporated by reference herein. The Annual Reports for the Acquired Fund and the Acquiring Fund include audited financial statements, notes to the financial statements and the report of the independent registered public accounting firm.

PRO FORMA FINANCIAL STATEMENTS

Because the net asset value of the Acquired Fund is less than 10% of the Acquiring Fund’s net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

THE ANNUAL REPORT, DATED DECEMBER 31, 2004 AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2005, OF THE ACQUIRED FUND AND ACQUIRING FUND, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY ACQUIRED AND ACQUIRING FUND

2

GREENWICH STREET SERIES FUND

PART C — OTHER INFORMATION

ITEM 15.        Under Section 6.4 of the Master Trust Agreement (the “Master Trust Agreement”) any past or present Trustee or officer of Registrant, including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person of Registrant and against amounts paid or incurred by him in the settlement thereof. These provision do not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Master Trust Agreement, that the Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by a Covered Person to repay those expenses to the Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the Master Trust Agreement and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the majority of disinterested Trustees or independent legal counsel determines, in the manner specified in the Master Trust Agreement, that there is reason to believe the Covered Person will be entitled to Indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

(1)	(a)	Registrant’s Master Trust Agreement and Amendment Nos. 1 and 2 are incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement as filed with the SEC on December 1, 1993 (“Post-Effective Amendment No. 6”) (File Nos: 33-40603; 811-06310).

	(b)	Registrant’s Amendments No. 3 and No. 4 to the Master Trust Agreement are incorporated by reference to Post Effective Amendment No. 15 as filed with the SEC on December 24, 1998 (“Post-Effective Amendment No. 15”) (File Nos: 33-40603; 811-06310).

	(c)	First Amended & Restated Master Trust Agreement dated October 14, 1998 (“First Amended & Restated Master Trust Agreement”) is incorporated by reference to Post-Effective Amendment No. 19 as filed with the SEC on February 27, 2001 (“Post-Effective Amendment No. 19”) (File Nos: 33-40603; 811-06310).

	(d)	Registrant’s Amendment No. 1 dated April 12, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”) (File Nos: 33-40603; 811-06310).

	(e)	Registrant’s Amendment No. 2 dated November 1, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 21 as filed with the SEC on February 6, 2002 (“Post-Effective Amendment No. 21”) (File Nos: 33-40603; 811-06310).

	(f)	Registrant’s Amendment No. 3 dated December 17, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 21 (File Nos: 33-40603; 811-06310).

	(g)	Registrant’s Amendment No. 4 dated June 27, 2002 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 24 as filed with the SEC on August 26, 2002 (“Post-Effective Amendment No. 24”) (File Nos: 33-40603; 811-06310).

	(h)	Registrant’s Amendment No. 5 dated July 26, 2002 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 24 (File Nos: 33-40603; 811-06310).

(2)	(a)	Registrant’s by-laws are incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement as filed with the SEC on September 24, 1991 (File Nos: 33-40603; 811-06310).

	(b)	Registrant’s amended and restated By-Laws is incorporated by reference to Post-Effective Amendment No. 26 as filed with the SEC on April 29, 2003 (File Nos: 33-40603; 811-06310).

(3)		Not Applicable.

(4)		Form of Plan of Registration is included in Part A to the Registration Statement on Form N-14 (File No.: 333-124548).

(5)		See the following Articles of the First Amended & Restated Master Trust Agreement dated October 14, 1998 (“First Amended & Restated Master Trust Agreement”) incorporated by reference to Post-Effective Amendment No. 19 as filed with the SEC on February 27, 2001 (“Post-Effective Amendment No. 19”): Article IV: Sections 4.1, 4.2 and 4.5 and Article V: Sections 5.1-5.8 (File Nos: 33-40603; 811-06310).

(6)	(a)	Investment Advisory Agreement with Smith Barney Shearson Asset Management relating to Fundamental Value Portfolio (formerly, Total Return Portfolio), dated November 23, 1993, is incorporated by reference to Post-Effective Amendment No. 6 (File Nos: 33-40603; 811-06310).

	(b)	Investment Advisory Agreement between the Registrant and SBAM relating to Salomon Brothers Variable All Cap Value Fund is incorporated by reference to Post-Effective Amendment No. 21 (File Nos: 33-40603; 811-06310).

(7)	(a)	Distribution Agreement between Registrant and Citigroup Global Markets Inc. (“GCM”) dated June 5, 2000 is incorporated by reference to Post-Effective Amendment No. 19 (File Nos: 33-40603; 811-06310).

	(b)	Distribution Agreement between Registrant and PFS Distributors Inc. dated June 5, 2000 is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”) (File Nos: 33-40603; 811-06310).

(8)		Not Applicable.

(9)		Form of Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement as filed with the SEC on April 25, 2002 (“Post-Effective Amendment No. 23”) (File Nos: 33-40603; 811-06310).

(10)		Not Applicable.

(11)	(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is incorporated by reference to the Registration Statement on Form N-14 , as filed with the SEC on May 2, 2005 (“N-14 Filing”) (File No.: 333-124548).

	(b)	Opinion and consent of Goodwin Procter LLP as to the legality of the securities being registered is incorporated by reference to the Registration Statement on Form N-14 , as filed with the SEC on May 2, 2005 (“N-14 Filing”) (File No.: 333-124548).

(12)		Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is incorporated by reference to the Registration Statement on Form N-14 , as filed with the SEC on May 2, 2005 (“N-14 Filing”) (File No.: 333-124548).

(13)	(a)	Form of Transfer Agency Agreement between the Registrant and Citicorp Trust Bank, fsb (“CTB”) is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”) (File Nos: 33-40603; 811-06310).

	(b)	Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”) (File Nos: 33-40603; 811- 06310).

(14)		Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)		Not Applicable.

(16)		Power of Attorney is incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2005 (“Post-Effective Amendment No. 32”) (File Nos: 33-40603; 811-06310).

(17)		Form of Proxy Card is incorporated by reference to the Registration Statement on Form N-14 , as filed with the SEC on May 2, 2005 (“N-14 Filing”) (File No.: 333-124548).

ITEM 17.	UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on behalf of the Registrant, by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 8th day of June, 2005.

GREENWICH STREET SERIES FUND

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ R. JAY GERKEN R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	June 8, 2005

/s/ KAPREL OZSOLAK Kaprel Ozsolak	Treasurer, Chief Financial and Accounting Officer	June 8, 2005

/s/ DWIGHT B. CRANE* Dwight B. Crane	Trustee	June 8, 2005

/s/ BURT N. DORSETT* Burt N. Dorsett	Trustee	June 8, 2005

/s/ ELLIOT S. JAFFE* Elliot S. Jaffe	Trustee	June 8, 2005

/s/ STEPHEN E. KAUFMAN* Stephen E. Kaufman	Trustee	June 8, 2005

/s/ CORNELIUS C. ROSE, JR.* Cornelius C. Rose, Jr.	Trustee	June 8, 2005

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 1, 2004.

EXHIBIT INDEX

EXHIBIT
(14)	Consent of Independent Registered Public Accounting Firm